NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS MARCH RESULTS

MAYFIELD VILLAGE, OHIO -- April 15, 2015 -- The Progressive Corporation (NYSE:PGR) today reported the following results for March and the first quarter 2015:

		Month			Quarter
(millions, except per share amounts and ratios; unaudited)	2015	2014	Change	2015	2014	Change

Net premiums written	$1,606.3	$1,563.9	3%	$5,066.8	$4,681.0	8%
Net premiums earned	$1,457.4	$1,374.9	6%	$4,666.3	$4,402.3	6%
Net income	$120.7	$118.5	2%	$295.6	$321.3	(8)%
Per share	$0.20	$0.20	0%	$0.50	$0.54	(7)%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$9.8	$38.6	(75) %	$33.0	$119.4	(72)%
Combined ratio	90.0	91.8	(1.8) pts.	92.7	93.4	(0.7) pts.
Average diluted equivalent shares	590.4	596.7	(1)%	591.0	597.7	(1)%

NM = Not Meaningful

(thousands; unaudited)	March	March	Change
	2015	2014
Policies in Force:
Agency – auto	4,765.6	4,911.8	(3) %
Direct – auto	4,679.8	4,384.1	7%
Total personal auto	9,445.4	9,295.9	2%
Total special lines	4,046.9	3,982.9	2%
Total Personal Lines	13,492.3	13,278.8	2%
Total Commercial Lines	522.6	509.4	3%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
March 2015
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,606.3

Revenues:
Net premiums earned	$1,457.4
Investment income	38.1
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(7.9)
Non-credit losses, net of credit losses recognized
on previously recorded non-credit OTTI losses	0
Net impairment losses recognized in earnings	(7.9)
Net realized gains (losses) on securities	17.7
Total net realized gains (losses) on securities	9.8
Fees and other revenues	23.9
Service revenues	5.0
Total revenues	1,534.2

Expenses:
Losses and loss adjustment expenses	1,013.9
Policy acquisition costs	118.0
Other underwriting expenses	204.0
Investment expenses	1.5
Service expenses	4.5
Interest expense	11.2
Total expenses	1,353.1

Income before income taxes	181.1
Provision for income taxes	60.4
Net income	120.7

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for
valuation changes	0
Other net unrealized gains (losses) on securities	(19.5)
Total net unrealized gains (losses) on securities	(19.5)
Net unrealized gains on forecasted transactions	(0.1)
Foreign currency translation adjustment	(0.1)
Other comprehensive income	(19.7)
Total comprehensive income	$101.0

1For a description of our financial reporting and accounting policies, see Note 1 to our 2014 audited consolidated financial statements included in our 2014 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
March 2015
(millions)
(unaudited)

	Year-to-Date
	2015	2014	% Change

Net premiums written	$5,066.8	$4,681.0	8

Revenues:
Net premiums earned	$4,666.3	$4,402.3	6
Investment income	105.1	103.3	2
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(7.9)	0	NM
Non-credit losses, net of credit losses recognized
on previously recorded non-credit OTTI losses[1]	0	0	NM
Net impairment losses recognized in earnings	(7.9)	0	NM
Net realized gains (losses) on securities	40.9	119.4	(66)
Total net realized gains (losses) on securities	33.0	119.4	(72)
Fees and other revenues	73.7	72.8	1
Service revenues	17.2	9.8	76
Total revenues	4,895.3	4,707.6	4

Expenses:
Losses and loss adjustment expenses	3,368.6	3,205.9	5
Policy acquisition costs	379.4	369.0	3
Other underwriting expenses	650.4	610.4	7
Investment expenses	5.3	4.1	29
Service expenses	15.9	9.7	64
Interest expense	32.5	26.7	22
Total expenses	4,452.1	4,225.8	5

Income before income taxes	443.2	481.8	(8)
Provision for income taxes	147.6	160.5	(8)
Net income	295.6	321.3	(8)

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for
valuation changes	0	0	NM
Other net unrealized gains (losses) on securities	35.4	(0.1)	NM
Total net unrealized gains (losses) on securities	35.4	(0.1)	NM
Net unrealized gains on forecasted transactions	(8.7)	(0.3)	NM
Foreign currency translation adjustment	(0.5)	0	NM
Other comprehensive income (loss)	26.2	(0.4)	NM
Total comprehensive income	$321.8	$320.9	NM

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
March 2015
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of net income per share and comprehensive income per share:

	Current	Year-to-Date
	Month	2015	2014

Net income	$120.7	$295.6	$321.3
Per share:
Basic	$0.21	$0.50	$0.54
Diluted	$0.20	$0.50	$0.54

Comprehensive income	$101.0	$321.8	$320.9
Per share:
Diluted	$0.17	$0.54	$0.54

Average shares outstanding - Basic	586.8	587.6	593.9
Net effect of dilutive stock-based compensation	3.6	3.4	3.8
Total equivalent shares - Diluted	590.4	591.0	597.7

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2015	2014
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.3%	1.0%	1.3%
Common stocks	(1.2)%	1.7%	2.1%
Total portfolio	0.1%	1.1%	1.4%

Pretax annualized investment income book yield	2.5%	2.4%	2.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2015
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$746.2	$679.7	$1,425.9	$180.4	$0	$1,606.3
% Growth in NPW	(2)%	6%	1%	13%	NM	3%
Net Premiums Earned	$697.1	$615.1	$1,312.2	$145.2	$0	$1,457.4
% Growth in NPE	1%	11%	6%	7%	NM	6%

GAAP Ratios
Loss/LAE ratio	69.0	72.5	70.6	60.3	NM	69.6
Expense ratio	19.8	20.7	20.2	22.7	NM	20.4
Combined ratio	88.8	93.2	90.8	83.0	NM	90.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$1.0
Current accident year						0.2
Calendar year actuarial adjustment	$1.0	$(0.2)	$0.8	$0.4	$0	$1.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$1.0
All other development						31.4
Total development						$32.4

Calendar year loss/LAE ratio						69.6
Accident year loss/LAE ratio						71.8

1 The other businesses generated an underwriting profit of $0.3 million for the month. Ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

2 Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2015
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,356.1	$2,179.6	$4,535.7	$531.1	$0	$5,066.8
% Growth in NPW	3%	13%	8%	15%	NM	8%
Net Premiums Earned	$2,244.5	$1,955.4	$4,199.9	$466.4	$0	$4,666.3
% Growth in NPE	2%	11%	6%	7%	NM	6%

GAAP Ratios
Loss/LAE ratio	71.8	75.3	73.4	61.0	NM	72.2
Expense ratio	19.5	21.2	20.3	22.2	NM	20.5
Combined ratio	91.3	96.5	93.7	83.2	NM	92.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$11.1
Current accident year						(0.7)
Calendar year actuarial adjustment	$6.7	$0.6	$7.3	$3.1	$0	$10.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$11.1
All other development						86.8
Total development						$97.9

Calendar year loss/LAE ratio						72.2
Accident year loss/LAE ratio						74.3

NM = Not Meaningful

1 Year to date, the other businesses generated an underwriting profit of $0.4 million.

2 Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

March
2015
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $13,997.5)	$14,219.8
Equity securities:
Nonredeemable preferred stocks[1](cost: $598.3)	828.1
Common equities (cost: $1,295.0)	2,515.7
Short-term investments (amortized cost: $2,267.0)	2,267.0
Total investments[2,3]	19,830.6
Net premiums receivable	3,777.0
Deferred acquisition costs	484.0
Other assets[4]	2,789.1
Total assets	$26,880.7

Unearned premiums	$5,854.0
Loss and loss adjustment expense reserves[4]	9,001.6
Other liabilities[2]	2,263.1
Debt	2,560.1
Shareholders' equity	7,201.9
Total liabilities and shareholders' equity	$26,880.7

Common shares outstanding	587.3
Shares repurchased - March	0.9
Average cost per share	$26.86
Book value per share	$12.26
Trailing 12-month return on average shareholders' equity
Net income	18.2%
Comprehensive income	19.6%
Net unrealized pretax gains (losses) on investments	$1,626.6
Increase (decrease) from February 2015	$(30.0)
Increase (decrease) from December 2014	$54.4
Debt-to-total capital ratio	26.2%
Fixed-income portfolio duration	1.8
Weighted average credit quality	A+
Year-to-date Gainshare factor	0.95

1 As of March 31, 2015, we held certain hybrid securities and recognized a change in fair value of $46.2 million as a realized gain during the period we held these securities.

2 At March 31, 2015, we had $95.8 million of net unsettled security transactions, including collateral on open derivative positions.

3 Includes $1.7 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

4 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,206.4 million, which are included in "other assets."

Monthly Commentary

•
Our March written premium growth rate was lower than that of the prior two months. As previously discussed, the first few days of March, which historically are higher premium volume days, fell in fiscal February 2015 vs. fiscal March 2014. As a result, the reported written premium growth rate was favorably affected in February 2015 and negatively affected in March 2015, as compared to the same months in 2014. As such, it may be more prudent to analyze written premium growth on a quarterly basis.

Events
Our 2015 Annual Investor Relations Meeting is scheduled to be held on Thursday, May 14, 2015 at 1:00 p.m. eastern time. Registration for the webcast will be available later this month.

We plan to release April results on May 20, 2015, before the market opens. Our April results will include the results of ARX Holding Corp. and its subsidiaries, in which we acquired a controlling interest.

To view upcoming events, visit the "Calendar of Events" page on our website at
http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach it whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including its majority-owned subsidiary, American Strategic Insurance (ASI).

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; weather conditions (including the severity and frequency of storms, hurricanes, floods, snowfalls, hail, and winter conditions); changes in driving patterns, including vehicle usage as influenced by the level of oil and gas prices, among other factors; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.